UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): August 8, 2007

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 14, 2007, Comverge, Inc. issued a press release announcing Comverge’s results of operations for the second quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 2.02 in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 8, 2007, the Compensation Committee of the Board of Directors of Comverge approved special cash compensation and stock option awards with respect to certain named executive officers named in its registration statement filed on Form S-1, which was declared effective on April 12, 2007, and who remain employed by Comverge. The Compensation Committee approved these special compensation awards to, among other things, recognize such officers’ leadership and contributions related to Comverge’s successful acquisition of Enerwise Global Technologies, Inc., and to incentivize future performance related to Comverge’s growth strategies.

Pursuant to Comverge’s 2006 Long-Term Incentive Plan, the Compensation Committee approved stock option awards to Michael Picchi, Comverge’s Executive Vice President and Chief Financial Officer, and Thomas W. Wren, Jr., Comverge’s Executive Vice President, Secretary and General Counsel. These Executives received option awards in the following amounts:

Executive	Option Shares
Michael Picchi	3,476
Thomas W. Wren, Jr.	6,951

The exercise price of the options was set at $32.96 per share, which equals the closing price of Comverge’s common stock traded on Nasdaq Global Market on August 8, 2007. With continued service to Comverge, all of the option shares set forth above shall vest and become exercisable in a series of four successive quarterly installments, with the first installment vesting on November 8, 2007, and the final installment vesting on August 8, 2008. Each option award has a term of four years.

The Compensation Committee approved cash compensation in the following amounts:

Executive	Cash Bonus
Michael Picchi	$50,000
Thomas W. Wren, Jr.	$100,000

Item 9.01 Financial Statements and Other Exhibits

Exhibit No.	Description
99.1	Press Release dated August 14, 2007.

The information presented in this Current Report on Form 8-K, including the exhibit hereto, contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, including Comverge’s expectations regarding the amount of revenue and the amount of megawatts that will be generated by certain long-term contracts and certain assumptions upon which such forward-looking statements are in part based. The forward-looking statements in the information presented in this Current Report on Form 8-K, including the exhibit hereto, do not constitute guarantees of future performance. Those statements involve a number of factors that could cause actual results to differ materially, including risks associated with Comverge’s business involving the company’s products, its development and distribution, economic and competitive factors and Comverge’s key strategic relationships, and other risks more fully described in our most recently filed Quarterly Report on Form 10-Q. Comverge assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:	/s/ Michael Picchi
Name:	Michael Picchi
Title:	Chief Financial Officer

Dated: August 14, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated August 14, 2007 (filed herewith).